NETCURRENTS, INC.

Filing Type:        8-K
Description:        Current Report
Filing Date:        December 29, 1999
Period End:         December 22, 1999


Primary Exchange:   NASDAQ - Small Cap Market
Ticker:             IATR*


Table of Contents
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8-K

Item 2         2



* NetCurrents, Inc. has reserved the new ticker symbol "NTCS"; the NASDAQ - Small Cap Market has informed NetCurrents, Inc. that this ticker symbol change will become effective January 4, 2000.


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 22, 1999

                                NETCURRENTS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   0-18410              95-4233050
 (State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)             File Number)         Identification No.)


                       9720 Wilshire Boulevard, Suite 700
                              Los Angeles, CA 90212
                    (Address of Principal Executive Offices)


                                 (310) 860-0200
                         (Registrant's Telephone Number)


                            IAT Resources Corporation
                     5757 Wilshire Boulevard, Penthouse One
                              Los Angeles, CA 90036
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2:  ACQUISITION OR DISPOSTION OF ASSETS.

On December 22, 1999, NetCurrents, Inc., a Delaware corporation (the "Company") (formerly known as IAT Resources Corporation), pursuant to an agreement and plan of merger by and among the Company, Infolocity, Inc. ("Infolocity"), a California corporation, and Infolocity Merger Sub, Inc., a Delaware corporation, as amended and restated on November 1, 1999, acquired pursuant to merger one-hundred percent (100%) of the outstanding capital stock of Infolocity (the "Merger"). Infolocity provides Internet-based intelligence and information management for both private and publicly-traded companies through its InvestorFacts division. InvestorFacts also provides a complete Internet monitoring and competitive intelligence service. Pursuant to the Merger, each share of Infolocity's common stock, par value $.001 per share ("Infolocity Common Stock"), and each share of Infolocity's Series A Preferred Stock, par value $.001 per share ("Infolocity Preferred Stock"), was converted into the right to receive that number of shares of the Company's common stock, par value $.001 per share ("Company Common Stock"), as was equal to approximately 7,375,000 divided by the sum of the combined total number of shares of Infolocity Common Stock and Infolocity Preferred Stock. The aggregate number of shares of Company Common Stock that comprised the Merger Consideration was determined by extensive negotiations between the Company and Infolocity.


                                     Page 2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 29, 1999                           NETCURRENTS, INC.

                                            By:      /S/ IRWIN MEYER
                                                 -----------------------------
                                                     Irwin Meyer
                                                     Chief Executive Officer


                                     Page 3

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                                  EXHIBIT INDEX

EXHIBITS                                                           PAGE NUMBER

(a)      Financial Statements of Infolocity*
(b)      Pro Forma Financial Information*

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* Not filed with this initial report on Form 8-K; to be filed by amendment no later than March 6, 2000.